Exhibit No. 99.3

Instilend Technologies, Inc.

Pro Forma Condensed, Combined Financial Statements Unaudited

Pro Forma Condensed, Combined Balance Sheets as of September 30, 2012 Unaudited	2
Pro Forma Condensed, Combined Statements of Operations for the six months ended September 30, 2012 Unaudited	3
Pro Forma Condensed, Combined Statements of Operations for the year ended March 31, 2012 Unaudited	4

Ivestview, Inc.

Pro Forma Condensed Combined Balance Sheet

September 30, 2012

Unaudited

		Instilend	Pro Forma		Investview, Inc.
	Investview, Inc. (1)	Technologies, Inc. (2)	Adjustments (3)		Pro Forma
ASSETS

Current assets:
Cash and cash equivalents	$182,924	$(50)	$1,069	(a)	$183,943
Accounts receivable			$53,500	(b)	$53,500
Deferred costs	$40,136				$40,136
Prepaid expenses	$186,481				$186,481
Other current assets	$591	$5,000			$5,591
Total current assets	$410,132	$4,950	$54,569		$469,651
Property, plant and equipment, net of accumulated depreciation of $2,679,974	$267,805	$2,673			$270,478
Deposits	$6,750				$6,750
Intangible Assets			$2,192,764	(c)	$2,192,764
Goodwill			$219,807	(d)	$219,807
Total assets	$684,687	$7,623	$2,467,140		$3,159,450

LIABILITIES AND DEFICIENCY IN STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payable and accrued liabilities	$911,861	$139,675	$159,234	(e)	$1,210,770
Deferred revenue	$158,432				$158,432
Due to related party	$107,700				$107,700
Convertible notes payable, current portion	$18,154				$18,154
Notes payable, current portion	$200,000				$200,000
Total current liabilities	$1,396,147	$139,675	$159,234		$1,695,056
Purchase Credit
Long term debt:
Warrant liability	$10,000				$10,000
Notes payable, long term portion	$160,800				$160,800
Convertible notes payable, long term portion	$686,726		$507,907	(f)	$1,194,633
Convertible notes payable, long term portion-related party	$315,531				$315,531
Total long term debt	$1,173,057	$-	$507,907		$1,680,964
Total liabilities	$2,569,204	$139,675	$667,140		$3,376,019

DEFICIENCY IN STOCKHOLDERS' EQUITY

Preferred stock, par value: $0.001; 10,000,000 shares authorized, None issued and outstanding	$-				$-
Common stock, par value $0.001; 7,500,000 shares authorized; 5,256,312 issued and 5,255,012 outstanding	$4,805	$-	$450	(g)	$5,255
Additional paid in capital	$76,141,166	$(132,052)	$1,799,550	(g)	$77,808,664
Treasury stock, 1,300 shares	$(8,589)				$(8,589)
Accumulated profit (deficit)	$(78,021,899)	$-			$(78,021,899)
Total deficiency in stockholders' equity	$(1,884,517)	$(132,052)	$1,800,000		$(216,569)
Total liabilities and (deficiency in) stockholders' equity	$684,687	$7,623	$2,467,140		$3,159,450

(1) This information is from the unaudited September 30, 2012 Investview, Inc. 10-Q

(2) This information is from the September 30, 2012 carve-out Balance Sheets of Instilend Technologies, Inc.

(3) See Note 5 Pro Forma Adjustments of the Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

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INVESTVIEW, INC.

Pro Forma Condensed Combined Statement of Operations

For the six months ended September 30, 2012

Unaudited

		Instilend	Pro Forma		Investview, Inc.
	Investview, Inc. (1)	Technologies, Inc. (2)	Adjustments (3)		Pro Forma
Revenue, net	$946,489	$609,822			$1,556,311

Operating costs and expenses:
Cost of sales and service	$325,362				$325,362
Selling, general and administrative	$2,591,757	$603,291	$96,513	(1)	$3,291,561
Depreciation and amortization	$103,667	$817	$265,049	(2)	$369,534
Total operating costs and expenses	$3,020,786	$604,108	$361,563		$3,986,457
Net loss from operations	$(2,074,297)	$5,714	$(361,563)		$(2,430,145)
Other income (expense):
Bonus			$-		$-
Gain (loss) on change in fair value of warrant and derivative liabilities	$(137)				$(137)
Loss on settlement of debt	$267,678				$267,678
Interest, net	$(347,603)		$(5,238)	(3)	$(352,841)
Other	$201				$201
Net income (loss) before provision for income taxes	$(2,154,158)	$5,714	$(366,800)		$(2,515,244)
Income taxes (benefit)	$-	$2,285	$(2,285)	(4)	$-
Net income (loss)	$(2,154,158)	$3,429	$(364,515)		$(2,515,244)

Loss per common share-basic and fully diluted	$(0.47)				$(0.50)

Weighted average number of common shares outstanding-basic and fully diluted	$4,552,134	$500,000	$(50,000)	(5)	$5,002,134

(1) This information is from the unaudited September 30, 2012 Investview, Inc. 10-Q

(2) This information is from the carve-out statement of operations of Instilend Technologies, Inc. for the six months ended September 30, 2012

(3) See Note 6 Pro Forma Adjustments of the Notes to the Pro Forma Condensed Combined Financial Statements Unaudited

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Investview, Inc.

Pro Forma Condensed Combined Statement of Operations

For the year ended March 31, 2012

Unaudited

		Instilend	Pro Forma		Investview, Inc.
	Investview, Inc. (1)	Technologies, Inc. (2)	Adjustments (3)		Pro Forma
Revenue, net	$2,177,192	$1,889,066			$4,066,258

Operating costs and expenses:
Cost of sales and service	$710,980				$710,980
Selling, general and administrative	$6,110,908	$1,050,882	$92,529	(A)	$7,254,319
Depreciation and amortization	$210,869	$596	$530,099	(B)	$741,564
Total operating costs and expenses	$7,032,757	$1,051,478	$622,628		$8,706,863
Net gain (loss) from operations	$(4,855,565)	$837,588	$(622,628)		$(4,640,605)
Other income (expense):
Bonus			$(19,918)	(C)	$21,539
Gain (loss) on change in fair value of warrant and derivative liabilities	$47,516				$47,516
Loss on settlement of debt	$(1,913,584)				$(1,913,584)
Interest, net	$(2,387,597)		$(10,475)	(D)	$(2,398,072)
Other	$(163)				$(163)
Net income (loss) before provision for income taxes	$(9,109,393)	$837,588	$(653,022)		$(8,926,447)
Income taxes (benefit)	$-	$319,110	$(331,689)	(E)	$-
Net income (loss)	$(9,109,393)	$518,478	$(321,333)		$(8,926,447)

Loss per common share-basic and fully diluted	$(2.51)				$(2.19)

Weighted average number of common shares outstanding-basic and fully diluted	3,633,547	500,000	(50,000)	(F)	4,083,547

(1) This information is from the audited March 31, 2012 Investview, Inc. 10-K

(2) This information is from the carve-out statement of operations of Instilend Technologies, Inc. for the year ended March 31, 2012

(3) See Note 7 Pro Forma Adjustments of the Notes to the Pro Forma Condensed Combined Financial Statements Unaudited

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Investview, Inc.

NOTES TO THE PRO FORMA

CONDENSED COMBINED FINANCIAL INFORMATION

UNAUDITED

Note 1: Background and Description of Transaction

The accompanying pro forma financial statements include the operations for the Matador product of All American Technologies, Inc. which as of March 3, 2012 was separately operated as Instilend Technologies, Inc. (“Instilend”) and as of September 13, 2012 was also owned by the Company. Matador is stock location software that is both documentation and work-flow for lenders and borrowers of equity securities; in particular broker/dealers. LendEQS is software that centralizes the negotiation and execution of spreads for lenders and borrowers of equity securities. This software is in development stage and requires further development to be a viable platform. The Purchase Agreement also includes three year employment agreements for the three principals of Instilend. Instilend began its operations within the All American Technologies, Inc. (“AAT”) business. The Instilend business conducted its business inside AAT utilizing the Matador software.

Acquisition

On September 19, 2012, Investview, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) to report that on September 13, 2012, the Company entered into a purchase agreement (the “Purchase Agreement”) with Instilend pursuant to which the Company purchased all of the outstanding stock of Instilend. The Purchase Agreement also includes three year employment agreements for the three principals of Instilend. The Instilend business was initially conducted within AAT. On March 3, 2012, Instilend became a separate legal entity and commenced operating its business by licensing all the intellectual property of the Matador and LendEQS platforms from AAT. On September 5, 2012, Instilend purchased all the intellectual property of the Matador and LendEQS platforms from AAT.The Company closed on its ownership of Instilend on October 24, 2012.

Note 2: Basis of Pro Forma Presentation

The unaudited pro forma condensed combined balance sheet as of September 30, 2012 and the unaudited pro forma condensed combined statement of operations for the six months ended September 30, 2012 and the year ended March 31, 2012 are based on the historical financial statements of Instilend and the carve-out financial statements of Instilend as of September 30, 2012 and March 31, 2012 and for the periods then ended. The Instilend financial statements were carved out of AAT, which included assets and liabilities that Instilend did not acquire. For additional information regarding the carve-out basis of presentation of the Instilend financial statements, refer to the audited carve-out financial statements of Instilend as of March 31, 2012 and 2011 and for the years then ended, which are included as Exhibit 99.1 hereto. The acquisition was accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (“ASC 805”). Under the acquisition method of accounting, the Company allocates the purchase price of a business acquisition based on the fair value of the identifiable tangible and intangible assets. Management used various analysis to assist it in estimating fair values, including (a) the business enterprise value, which is based on estimated future cash flows (including timing) that are estimated using the income approach and discount rates reflecting the risk inherent in the future cash flows, and (b) the value of equipment, which are estimated using the cost and market approaches. The estimated fair values recorded were based on unobservable inputs, which are material and represent Level 3 measures in the fair value hierarchy. There are also judgments made to determine the expected useful life assigned to each class of assets acquired and the duration of liabilities assumed. The judgments made in this determination of the estimated fair value assigned to the assets acquired and liabilities assumed, as well as the estimated useful life of each asset and the duration of each liability, can materially impact the financial statements in periods after acquisition, such as through depreciation and amortization expense. Under ASC 805, acquisition-related transaction costs, such as advisory, legal, valuation, and other professional fees, are expensed as incurred. The unaudited pro forma condensed combined balance sheet as of September 30, 2012, give effect to the acquisition as if it had occurred on September 30, 2012, the unaudited pro forma condensed combined statement of operations for the quarter ended September 30, 2012 and the year ended March 31, 2012 give effect to the acquisition as if it had occurred on April 1, 2011, and includes all adjustments that give effect to events that are directly attributable to the acquisition, are expected to have a continuing impact, and are factually supportable.

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The unaudited pro forma condensed combined financial statements:

• are presented for informational purposes only and are not intended to represent or to be indicative of the results of operations or financial position that the Company would have reported had the acquisition been completed as of the dates set forth in the unaudited pro forma condensed combined financial statements; and

• do not reflect any operating efficiencies, synergies or cost savings that the Company may achieve, or any additional expense that may be incurred with respect to the combined company, or

• reflect the replacement of the revenue and operating expenses of Instilend on a go-forward basis.

Note 3: Preliminary Pro Forma Purchase Price Allocation

Identifiable intangible assets with an estimated fair value of approximately $2,193,000 have been preliminarily identified and included in the unaudited pro forma condensed combined balance sheet. These identifiable intangible assets include developed software and technology of approximately $1,388,000 (useful life of four years), non-compete arrangements of approximately $256,000 (useful life of three years), customer relationships of approximately $488,000 (useful life of five years) and employments agreements of approximately $60,000 (useful life of three years). The historical net assets of approximately $39,000 were primarily leasehold improvements and furniture and fixtures which were abandoned upon close of the deal and relocation of the business to existing facilities in Red Bank, NJ. Therefore, these assets were deemed to be worth zero.

The estimated amortization of these identifiable intangible assets over their respective estimated useful lives has been reflected in the unaudited pro forma condensed combined statements of operations.

The purchase price of $2,500,000 includes $500,000 of convertible notes and the issuance of 500,000 of common stock at $4.00 per share which was based on the five day closing price prior to closing. The convertible notes were valued at approximately $541,000 or 108% of the principal. There is also a claw-back provision that requires the company to recover up to 50,000 of the common shares and any remainder in convertible notes. The claw-back is equal to the payroll liability at closing which was approximately $151,000 at closing. Thirty days after closing a $1,000 per day penalty accrues until the sellers retire such debt. Such calculated value is converted in shares by using 75% of the calculated closing price or $3.00. The pro forma financials assumed a 30 day penalty or 60,338 shares recaptured. Therefore, all 50,000 shares available for claw-back were assumed recovered plus approximately $31,000 of principal value of the convertible notes or approximately $34,000 of fair value. This reduces the fair value of the notes to approximately $508,000 and the principal to approximately, $469,000. This means the unamortized premium on the convertible notes is approximately $39,000.

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Note 4. Business Combinations

Acquisition of Instilend

On September 19, 2012, Investview, Inc. (the “Company”) filed a Form 8-K (the “Original 8-K”) to report that on September 13, 2012, the Company entered into a purchase agreement (the “Purchase Agreement”) with Instilend pursuant to which the Company purchased all of the outstanding stock of Instilend. The Purchase Agreement also includes three year employment agreements for the three principals of Instilend. The Instilend business was initially conducted within AAT. On March 3, 2012, Instilend became a separate legal entity and commenced operating its business by licensing all the intellectual property of the Matador and LendEQS platforms from AAT. On September 5, 2012, Instilend purchased all the intellectual property of the Matador and LendEQS platforms from AAT.The Company closed on its ownership of Instilend on October 24, 2012.The Acquisition was accounted for under the purchase method of accounting in accordance with authoritative guidance issued by the FASB pertaining to business combinations. The purchase price has been allocated to the assets acquired and the liabilities assumed based on their fair values at the date of Acquisition as follows:

Current assets	$54,569
Acquired intangible assets	$2,192,764
Total assets acquired	$2,247,333
Liabilities assumed	$159,234
Net assets acquired	$2,088,099
Less: Acquisition consideration	$2,541,495
Plus: Liability clawback	$233,589
Goodwill	$219,807

The purchase price of $2,541,496 exceeded the fair value of the acquired net assets, and accordingly, $219,807 was recorded as goodwill.

Note 5: Pro Forma Balance Sheet Adjustments (transaction assumed to have occurred September 30, 2012)

(a) To record cash assumed in the acquisition.

(b) To record accounts receivable assumed in the acquisition.

(c) To record acquired intangibles and amortization of the acquired intangibles.

(d) To record the goodwill resulting from the acquisition price exceeding the fair value of the net assets acquired. This is reduced by the amount of claw-back in the acquisition price. The claw-back amount is $233,589.

(e) To record the accounts payables assumed in the acquisition.

(f) To record the fair value of the convertible notes issued as consideration and the amount of converted note clawed back as described in Note 3.

(g) To record the stock consideration issued (500,000 shares) and the claw-back of shares (50,000) described in Note 3.

Note 6: Pro Forma Statement of Operations for six months ended September 30, 2012 Adjustments (transaction assumed to have occurred April 1, 2012)

(1) To record employment agreements for three executive officers. No lease was assumed in the purchase and no rent was recorded for the six months ended September 30, 2012.

(2) To record amortization of acquired intangibles.

(3) To record amortization of convertible debt premium and interest expense for convertible note.

(4) Zero income taxes are recorded as the pro forma is a recorded loss and no benefit was assumed to have been realized.

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(5) To record the shares issued as consideration (500,000) and then reduced for the shares clawed back (50,000) as described in Note 3.

Note 7: Pro Forma Statement of Operations for year ended March 31, 2012 Adjustments (transaction assumed to have occurred on April 1, 2011)

(A)	To record employment agreements for three executive officers. No lease was assumed in the purchase as Instilend was occupying space on a month-to-month basis with AAT. For the year ended March 31, 2012, $191,145 of rent expense was eliminated from the Pro Forma financials because Instilend did not have a lease obligation and now occupies excess space at Investview.
(B)	To record amortization of acquired intangibles.
(C)	To record bonus equal to 10% of net profits.
(D)	To record amortization of convertible debt premium and interest expense for convertible note.
(E)	Zero income taxes are recorded as the pro forma is a recorded loss and no benefit was assumed to have been realized.
(F)	To record the shares issued as consideration and then reduced for the shares clawed back as described in Note 3.

Note 8: Subsequent Events

We have evaluated subsequent events through February 13, 2013, the date these financial statements were issued and noted the following disclosure items:

On, February 7, 2013, the Company entered into a Letter of Intent with another Company (“Licensee”) who wishes to obtain exclusive rights in the United States to use the Instilend technology (“Software”) for use in a mini-prime execution and clearing business (“Joint Venture”). Two items are binding on the Licensee:

1)	One on the three Instilend employees who have a three year employment agreement and a non-compete will be assumed by the Licensee on March 1, 2013, and

2)	The Licensee will cause to be transferred to the Company, 250,000 shares of the Company’s stock issued in connection with the Instilend acquisition to be returned to the Company.

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